Supplement Dated February 13, 2009
To the
Prospectus Dated September 1, 2008
For the
Farmers Variable Annuity
Issued through
Farmers Variable Annuity Separate Account A (the Separate Account )
Offered by
Farmers New World Life Insurance Company

IMPORTANT NOTICE REGARDING CHANGES IN PORTFOLIO NAMES AND INVESTMENT POLICIES

Effective May 1, 2009, the Janus Aspen Mid Cap Growth Portfolio will change its name to Enterprise Portfolio and eliminate its policy to invest at least 80% of its net assets in equity securities of mid-sized companies. No change is anticipated in the day-today management of the Portfolio as a result of the elimination of this policy. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index.

This Supplement amends your Prospectus by deleting all reference in your Prospectus to Janus Aspen Mid Cap Growth Portfolio and replacing them with Janus Aspen Enterprise Portfolio .

Please retain this Supplement for Future Reference

If you have any questions, please call the Service Center toll-free at 1-877-376-8008 or write the Service Center at P. O. Box 724208, Atlanta, GA 31139.